UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): August 5, 2002



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)

    Virginia                I-08964              54-0829246
  (State or Other        (Commission File      (I.R.S Employer
  Jurisdiction of             Number)          Identification No.)
   incorporation)


           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number,including area code:(703)750-2202


Former name, former address, and former fiscal year, if changed since last report: N/A

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of businesses acquired--not applicable.

          (b)  Pro-forma Financial Information--not applicable.

          (c)  Exhibits

              (23) Consent of Independent Public Accountants
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                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  August 5, 2002              By:  s/Joseph Sciacca
                                         Joseph Sciacca
                                         Vice President, Finance & CFO

                             EXHIBIT INDEX




Exhibit No.              Description                        Page

  23         Consent of Independent Public Accountant        5